EXHIBIT 99.2

NOTICE OF GUARANTEED DELIVERY

FOR TENDER FOR EXCHANGE OF

First Mortgage 4.625% Bonds, Series N-2, due May 1, 2013

First Mortgage 4.625% Bonds, Series N-1, due May 1, 2013

OF

North Shore Gas Company

This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) the procedures for delivery by book-entry transfer cannot be completed on a timely basis, (ii) certificates for the Company’s (as defined below) First Mortgage 4.625% Bonds, Series N-2, due May 1, 2013 (the “Notes”) are not immediately available or (iii) the Notes, the Letter of Transmittal and all other required documents cannot be delivered to U.S. Bank National Association (the “Exchange Agent”) on or prior to            , 2003 (the “Expiration Date”). This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See “The Exchange Offer — Guaranteed Delivery Procedures” in the Prospectus.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL

EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,

ON ______________, 2003, UNLESS EXTENDED.

The Exchange Agent for the Exchange Offer is:

U.S. Bank National Association

By Overnight Courier or Registered or

Certified Mail:

U.S. Bank National Association

U.S. Bank Trust Center

180 East Fifth Street, 2nd Floor

St. Paul, Minnesota 55101

Attention: Exchanges

By Hand Delivery:

U.S. Bank National Association	U.S. Bank National Association

or

Attention: Exchanges	Attention: Exchanges

Facsimile:

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

IF YOU HAVE ANY QUESTIONS REGARDING THIS NOTICE OF GUARANTEED DELIVERY OR REQUESTS FOR ADDITIONAL INFORMATION, PLEASE CONTACT THE EXCHANGE AGENT AT (651) 244-0721.

THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN “ELIGIBLE INSTITUTION” UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED.

Ladies and Gentlemen:

The undersigned hereby tenders to North Shore Gas Company, an Illinois corporation (the “Company”), upon the terms and subject to the conditions set forth in the Prospectus dated            , 2003 (as the same may be amended or supplemented from time to time, the “Prospectus”) and the related Letter of Transmittal (which together constitute the “Exchange Offer”), receipt of which is hereby acknowledged, the aggregate liquidation amount of Notes set forth below pursuant to the guaranteed delivery procedure set forth in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering Existing Bonds for Exchange—Guaranteed Delivery Procedures.”

All authority herein conferred or agreed to be conferred in this Notice of Guarantee of Delivery and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, and legal representatives of the undersigned and shall not be affected by and shall survive the death or incapacity of the undersigned.

Aggregate Principal Amount Tendered:

_____________________________________________	_____________________________________________
(Name(s) of Registered Holder(s) – Please Print

_____________________________________________	_____________________________________________
(Address of Registered Holder(s))

_____________________________________________	_____________________________________________
(Zip Code)

_____________________________________________
(Area Code and Telephone No.)
Check box if Notes will be delivered by book-entry transfer and provide account number.	_____________________________________________
(Name(s) of Authorized Signatory)

☐ The Depository Trust Company	_____________________________________________
(Capacity)

DTC Account Number:_________________________	_____________________________________________
(Address(es) of Authorized Signatory)

Date:________________________________________	_____________________________________________
(Area Code and Telephone No.)

_____________________________________________

_____________________________________________
(Signature(s) of Record Holder or Authorized Signatory)

Dated:________________________________________

This Notice of Guaranteed Delivery must be signed by the registered holder(s) of the Notes tendered hereby exactly as their name(s) appear on the certificates for such Notes or on a security position listing such holder(s) as the owner(s) of such Notes, or by person(s) authorized to become registered holder(s) of such Notes by endorsements and documents submitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in the fiduciary or representative capacity, such person must provide the preceding information and, unless waived by the Company, submit with the Letter of Transmittal evidence satisfactory to the Company of such person’s authority to so act.

GUARANTEE OF DELIVERY

(Not to be used for signature guarantee)

The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an “eligible guarantor institution,” including (as such terms are defined therein): (1) a bank; (2) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (3) a credit union; (4) a national securities exchange, registered securities association or clearing agency; or (5) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an “Eligible Institution”), hereby guarantees to deliver to the Exchange Agent at its address set forth above, either the Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Notes to the Exchange Agent’s account at The Depository Trust Company (“DTC”), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof or Agent’s Message in lieu thereof) and any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery. The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile thereof or Agent’s Message in lieu thereof) and the Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

Name of Firm: __________________________________________________________________________________________

______________________________________________________________________________________________________

Address:_______________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

Zip Code

Area Code and Telephone Number:_______________________________________________________________________________________________

Authorized Signature

Name:

______________________________________________________________________________________________________

Please Type or Print

Title:

______________________________________________________________________________________________________

Dated:

_________________________________________________________________________________________________, 2003

NOTE:	DO NOT SEND NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

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